AMENDED SCHEDULE A
                             DATED AUGUST 30, 2016
                                    TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                        THE ADVISORS' INNER CIRCLE FUND
                                      AND
                             CAMBIAR INVESTORS LLC

Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

--------------------------------------------------------------------------------
 Portfolio                                                                Fee
--------------------------------------------------------------------------------
 Cambiar Opportunity Fund                                                 0.75%
--------------------------------------------------------------------------------
 Cambiar International Equity Fund                                       0.90%
--------------------------------------------------------------------------------
 Cambiar Small Cap Fund                                                  1.00%
--------------------------------------------------------------------------------
 Cambiar Unconstrained Equity Fund.                                      1.00%
--------------------------------------------------------------------------------
 Cambiar SMID Fund                                                       0.90%
--------------------------------------------------------------------------------
 Cambiar Global Equity Fund                                              0.90%
--------------------------------------------------------------------------------
 Cambiar International Small Cap Fund                                    1.10%
--------------------------------------------------------------------------------


                                                   ACKNOWLEDGED AND ACCEPTED BY:

                                                          CAMBIAR INVESTORS, LLC

                                                     /s/ Christine M. Simon
                                                     ---------------------------
                                                     NAME: Christine M. Simon
                                                     TITLE: Director, CCO


                                                 THE ADVISORS' INNER CIRCLE FUND

                                                      /s/ Dianne M. Descoteaux
                                                      --------------------------
                                                      NAME: Dianne M. Descoteaux
                                                      TITLE: VP & Secretary